UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 5, 2007
SearchHelp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31590	11-3621755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Jericho Turnpike, Suite 208E, Syosset, New York		11791
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (516) 922-4765

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On September 5, 2007, SearchHelp, Inc. (the “Company”) accepted an offer from William Bozsnyak, the Company’s Chief Executive Officer, to purchase 1,196,742 shares of common stock, par value $0.0001 per share, and 105,057 shares of Convertible Series A Preferred Stock of the Company in exchange for the extinguishment of five hundred fifty thousand, five hundred dollars ($550,500) of indebtedness owed by the Company to Mr. Bozsnyak.

As the transaction did not involve a public offering, the transaction was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2007	SEARCHHELP, INC. By: /s/John Caruso Name: John Caruso Title: Chief Financial Officer